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Exhibit (a)(1)(B)

         LETTER OF TRANSMITTAL
TO TENDER SHARES OF COMMON STOCK OF
IDM PHARMA, INC.
AT
$2.64 PER SHARE NET TO THE SELLER IN CASH
PURSUANT TO THE OFFER TO PURCHASE DATED MAY 26, 2009
BY
JADE SUBSIDIARY CORPORATION
A WHOLLY OWNED SUBSIDIARY OF
TAKEDA AMERICA HOLDINGS, INC.
A WHOLLY OWNED SUBSIDIARY OF
TAKEDA PHARMACEUTICAL COMPANY LIMITED

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, AT THE END OF MONDAY, JUNE 22, 2009, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

If delivering by mail:	If delivering by overnight mail or courier:
American Stock Transfer & Trust Company Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042	American Stock Transfer & Trust Company Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR AND COMPLETE THE SUBSTITUTE FORM W-9.

ALL QUESTIONS REGARDING THE OFFER SHOULD BE DIRECTED TO THE INFORMATION AGENT, THE ALTMAN GROUP AT THE ADDRESS AND TELEPHONE NUMBER AS SET FORTH ON THE BACK COVER PAGE OF THIS LETTER OF TRANSMITTAL.

THIS LETTER OF TRANSMITTAL AND THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

Name(s) and Address of Registered Holder(s) If there is any error in the name or address shown below, please make the necessary corrections	DESCRIPTION OF SHARES TENDERED (Please fill in. Attach separate schedule if needed.)

	Share Certificate No(s)	Number of Shares

TOTAL SHARES -->

        This Letter of Transmittal is to be used (1) if you are delivering your physical Share Certificate(s) (as defined below) with this Letter of Transmittal or (2) if delivery of Shares (as defined below) is to be made by book-entry transfer to the Depositary's (as defined below) account at the Book-Entry Transfer Facility (as defined below), pursuant to the procedures set forth in Section 3 of the Offer to Purchase (as defined below), unless an Agent's Message (as defined in the Offer to Purchase) is utilized.

        Holders of outstanding shares of common stock, par value $0.01 per share, of IDM Pharma, Inc., whose Share Certificates are not immediately available or who cannot deliver such certificates and all other required documents to the Depositary on or prior to the Expiration Date (as defined below), or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2 to this Letter of Transmittal. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

 NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING (please enclose a photocopy of such notice of guaranteed delivery):

Name(s) of Registered Owner(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:	, 2009

Name of Institution that Guaranteed Delivery:

If delivery is by book-entry transfer:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

Ladies and Gentlemen:

        The undersigned hereby tenders to Jade Subsidiary Corporation, a Delaware corporation ("Offeror") and wholly owned subsidiary of Takeda America Holdings, Inc. ("Takeda America"), which is a New York corporation and wholly owned subsidiary of Takeda Pharmaceutical Company Limited, a corporation organized under the laws of Japan, the above-described shares of common stock, par value $0.01 per share (the "Shares"), of IDM Pharma, Inc., a Delaware corporation ("IDM"), pursuant to Offeror's offer to purchase all of the outstanding Shares at a price of $2.64, net to the seller in cash (the "Offer Price"), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated May 26, 2009 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (together with the Offer to Purchase, the "Offer"). All references to the Offer to Purchase, this Letter of Transmittal and the Offer include any amendments or supplements to the Offer to Purchase and this Letter of Transmittal, respectively. The Offer Price will be subject to any required withholding of taxes, and no interest will be paid thereon. The Offer is being made pursuant to an Agreement and Plan of Merger, dated May 18, 2009, among Offeror, Takeda America and IDM (the "Merger Agreement"). The Offer expires at 12:00 Midnight, New York City time, at the end of Monday, June 22, 2009, unless the Offer is extended as described in the Offer to Purchase (as extended, the "Expiration Date").

        Upon the terms and subject to the conditions of the Offer and effective upon acceptance for payment of the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, Offeror all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after May 26, 2009) and appoints American Stock Transfer & Trust Company (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all such other Shares or securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (1) deliver certificates representing Shares ("Share Certificates") (and all such other Shares or securities), or transfer ownership of such Shares (and all such other Shares or securities) on the account books maintained by The Depository Trust Company (the "Book-Entry Transfer Facility"), together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Offeror, (2) present such Shares (and all such other Shares or securities) for transfer on the books of IDM and (3) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all such other Shares or securities), all in accordance with the terms of the Offer.

        The undersigned hereby irrevocably appoints the designees of Offeror, and each of them, as agents, attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his or her substitute shall in his or her sole discretion deem proper, with respect to all of the Shares tendered with this Letter of Transmittal which have been accepted for payment by Offeror prior to the time of any vote or other action (and any and all other Shares or other securities issued or issuable in respect thereof on or after May 26, 2009), at any annual or special meeting of the stockholders of IDM (whether or not an adjourned or postponed meeting), or by consent in lieu of any such meeting or otherwise. This proxy and power of attorney is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by Offeror in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy or power of attorney granted by the undersigned at any time with respect to such Shares (and all such other Shares or securities), and no subsequent proxies or powers of attorney will be given by the undersigned (and if given, will not be deemed to be effective). The undersigned understands that, in order for Shares to be deemed validly tendered, immediately upon Offeror's acceptance of such Shares for payment, Offeror or its designees must be able to exercise full voting rights with respect to such Shares (and all such other Shares or securities), including voting at any meeting of IDM's stockholders.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered herein (and any and all other Shares or other securities issued or issuable in respect thereof on or after May 26, 2009) and that when the same are accepted for payment by Offeror, Offeror will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Offeror to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered with this Letter of Transmittal (and all such other Shares or securities).

        All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

        The undersigned understands that tenders of the Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and Offeror upon the terms and subject to the conditions of the Offer.

        Unless otherwise indicated under "Special Payment Instructions," please issue the check for the Offer Price of any Shares purchased and/or return Share Certificates for any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of the Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the Offer Price of any Shares purchased and/or any Share Certificates for the Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the Offer Price of any Shares purchased, and/or return Share Certificates for any Shares not tendered or not purchased in the name(s) of, and mail said check(s) and any Share Certificates to, the person(s) so indicated. The undersigned recognizes that Offeror has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if Offeror does not accept for payment any of the Shares so tendered. If indicated under "Wire Instructions," please wire the Offer Price of any Shares purchased to the bank account indicated in lieu of issuing a check for the Offer Price of such Shares. If payment of the Offer Price is to be received by wire transfer, the undersigned hereby agrees to remit a check made out to "American Stock Transfer & Trust Company" for the $100 wire processing fee.

  SPECIAL PAYMENT INSTRUCTIONS
  (See Instruction 7)

              To be completed ONLY if (1) the check for the Offer Price of the Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) or (2) Share Certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

  Issue

  ☐ Check

  ☐ Share Certificates to:

Name(s)
(Please type or print)
Address

(Include Zip Code)

(Taxpayer Identification Number) (Also complete Substitute Form W-9 below)

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instruction 7)

              To be completed ONLY if the check for the Offer Price of the Shares (less the amount of any federal income and backup withholding tax required to be withheld) or Share Certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

  Mail

  ☐ Check

  ☐ Share Certificates to:

Name(s)
(Please type or print)
Address

(Include Zip Code)

(Taxpayer Identification Number) (Also complete Substitute Form W-9 below)

 WIRE INSTRUCTIONS
(See Instructions 7 and 8)

        To be completed ONLY if the registered owner is entitled to receive more than $500,000 in consideration for the Shares tendered herewith and elects, at such owner's sole discretion, to pay the $100 wire processing fee by check made out to "American Stock Transfer & Trust Company" and to receive the proceeds by wire transfer. The check for the wire processing fee should be sent with this Letter of Transmittal.

Bank Name
(Please Print)

Bank Address

Bank Phone Number

ABA Number

Bank Account Number

Bank Account Registration

For Further Credit to

Swift Code (foreign wires only)

 IMPORTANT
STOCKHOLDER: SIGN HERE
(Please Complete Substitute Form W-9 Below)

Signature(s) of Holder(s)

Dated:	, 2009

Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by Share Certificates and documents transmitted with this Letter of Transmittal. If a signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 5.

Name(s):
(Please Print)

Capacity (full title):

Address:

(Include Zip Code)

Daytime Area Code and Telephone No.:

Taxpayer Identification or Social Security No.:
(See Substitute Form W-9)

GUARANTEE OF SIGNATURE(S)
(If required, see Instructions 1 and 5)
(For use by Eligible Institutions only.
Place medallion guarantee in space below)

Authorized Signature:

Name:
(Please Print)

Name of Firm:

Address:

(Include Zip Code)

Dated:	, 2009

ALL TENDERING HOLDERS MUST COMPLETE THE FOLLOWING:

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer's Request for Taxpayer Identification Number (TIN)

PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW

 Name

 Business Name
Please check appropriate box
☐ Individual/Sole Proprietor
☐ Corporation
☐ Partnership
☐ Limited Liability Company. Enter the tax classification:             (P= Partnership, C=Corporation, D=Disregarded Entity)
☐ Other

 Address (Number, street and apt. or suite no.)

City, State, Zip Code

Part I—Social Security Number OR Employer Identification Number

 (If awaiting TIN, write "Applied For")

 Part II—For Payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, check the Exempt Payee box below, and complete the Substitute Form W-9.
☐ Exempt Payee
Certification—Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
(3) I am a U.S. person (including a U.S. resident alien)
Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item (2) does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (Also see instructions in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.)

SIGNATURE:	DATE:

NOTE: IF YOU ARE A UNITED STATES HOLDER, FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS OTHERWISE PAYABLE TO YOU PURSUANT TO THE OFFER TO PURCHASE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INSTRUCTIONS.

  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN PART I OF THE SUBSTITUTE FORM W-9.

 CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 28% of all reportable payments made to me will be withheld until I provide a taxpayer identification number.

SIGNATURE:	DATE:

 INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer

        1.    Guarantee of Signatures.    Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program or any other "eligible guarantor institution," as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended (each, an "Eligible Institution" and collectively "Eligible Institutions"), unless (i) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, includes any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of the Shares tendered by this Letter of Transmittal and such holder(s) has not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal or (ii) the Shares are tendered for the account of an Eligible Institution. If a Share Certificate is registered in the name of a person other than the person signing this Letter of Transmittal, or if payment is to be made to a person other than the registered holder(s), or a Share Certificate not accepted for payment and not tendered is to be returned to a person other than the registered holder(s), then the Share Certificate must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the Share Certificate, with the signatures on the Share Certificate or stock powers guaranteed as described above. See Instruction 5.

        2.    Delivery of Letter of Transmittal and Shares.    This Letter of Transmittal is to be used either (i) if Share Certificates are to be forwarded herewith, or (ii) if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase (unless an Agent's Message is utilized). Share Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and signed Letter of Transmittal (or facsimile thereof), or an Agent's Message in the case of a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal on or prior to the Expiration Date.

        Stockholders whose Share Certificates are not immediately available, who cannot deliver their Shares and all other required documents to the Depositary on or prior to the Expiration Date or cannot complete the procedure for delivery by book-entry transfer on a timely basis must tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) the Depositary must receive a properly completed and duly executed Notice of Guaranteed Delivery (as defined in the Offer to Purchase), substantially in the form made available by Offeror, prior to the Expiration Date of the Offer; and (iii) the Depositary must receive, within three NASDAQ trading days after the date of execution of such Notice of Guaranteed Delivery, the Share Certificates representing all physically delivered Shares in proper form for transfer by delivery, or Book-Entry Confirmation (as defined in the Offer to Purchase) of all Shares delivered by book-entry transfer, in each case together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message), and any other documents required by this Letter of Transmittal, all as described under Section 3—"Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase.

        The method of delivery of this Letter of Transmittal, Share Certificates and all other required documents, including delivery through the Book-Entry Transfer Facility, is at your option and risk, and the delivery will be deemed to be made only when actually received by the Depositary (including, in the case of a Book-Entry Transfer, by Book-Entry Confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended.

        No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal, the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

        3.    Inadequate Space.    If the space provided herein is inadequate, the Share Certificate numbers and/or the number of the Shares should be listed on a separate schedule attached hereto.

        4.    Partial Tenders (not applicable to stockholders who tender by book-entry transfer).    If fewer than all Shares represented by any Share Certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate representing the number of Shares not tendered will be issued and sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions," as the case may be, on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

        5.    Signatures on Letter of Transmittal; Stock Powers; Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered with this Letter of Transmittal, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates without alteration, enlargement or any change whatsoever.

        If any of the Shares tendered with this Letter of Transmittal are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

        If any of the Shares tendered with this Letter of Transmittal are registered in different names on different Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of the Share Certificates.

        If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered with this Letter of Transmittal, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates for Shares not tendered or not purchased are to be issued in the name of, or returned to, a person other than the registered holder(s), in which case, the Share Certificate(s) representing the Shares tendered with this Letter of Transmittal must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Share Certificate. Signatures on any such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered with this Letter of Transmittal, Share Certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Share Certificates. Signature(s) on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Offeror of the authority of such person so to act must be submitted.

        6.    Stock Transfer Taxes.    Offeror will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the Offer Price is to be made to, or Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Shares to Offeror pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the Offer Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

        7.    Special Payment, Delivery and Wire Instructions.    If the check for the Offer Price of the Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) or Share Certificates for the Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. If the check for the Offer Price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) or Share Certificates for the Shares not tendered or not purchased are to be issued in the name of someone other than the person(s) signing this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at the Book-Entry Transfer Facility as such stockholder may designate under "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

        If the Shares are being tendered by a registered holder who is entitled to receive more than $500,000 in exchange for tendering such certificates, the registered holder may elect, at such holder's sole discretion, to receive payment by electronic wire transfer (rather than by bank check) and to pay the $100 wire processing fee. If such an election is made, the registered holder should complete the "Wire Instructions" box above and remit a check made out to "American Stock Transfer & Trust Company" with this Letter of Transmittal. The Depositary is not liable for wires that do not transmit through the banking system. Any funds that are returned via wire due to incorrect supplied information will be returned to the holder in the form of a check.

        8.    Waiver of Conditions.    The conditions of the Offer (except for the Minimum Condition, as defined in the Offer to Purchase, which may only be waived with IDM's written consent) may be waived, in whole or in part, by Offeror, in its sole discretion, or Takeda America, in its sole discretion, at any time or from time to time, in the case of any Shares tendered. See Section 14—"Conditions of the Offer" of the Offer to Purchase.

        9.    Mutilated, Lost, Stolen or Destroyed Share Certificates.    If the Share Certificates to be tendered have been mutilated, lost, stolen or destroyed, the stockholder must contact IDM's Transfer Agent, American Stock Transfer & Trust Company (the "Transfer Agent") immediately by calling 800-937-5449 or 718-921-8200 to obtain a replacement Share Certificate. The Transfer Agent will provide such stockholder with all necessary forms and instructions to replace any mutilated, lost, stolen or destroyed Share Certificates. The stockholder may be required to give Offeror a bond as indemnity against any claim that may be made against it with respect to the Share Certificates alleged to have been mutilated, lost, stolen or destroyed.

        10.    Requests for Assistance or Additional Copies.    Requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal or other materials related to the Offer may be directed to the Information Agent at the address or telephone number set forth on the back cover page of this Letter of Transmittal.

        11.    28% Backup Withholding; Substitute Form W-9.    Under United States federal income tax law, a stockholder whose Share Certificates are surrendered herewith may be subject to backup withholding (currently at a 28% rate) on any payments made by the Depositary with respect to surrendered shares. To prevent backup withholding, each surrendering stockholder must provide to the Depositary such stockholder's correct taxpayer identification number ("TIN") by completing the Substitute Form W-9 above, certifying that the stockholder is a United States person (including a United States resident alien), that the TIN provided is correct (or that the stockholder is awaiting a TIN), and that (i) the stockholder is exempt from backup withholding, (ii) the stockholder has not been notified by the Internal Revenue

Service (the "IRS") that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified the stockholder that such stockholder is no longer subject to backup withholding. If the Depositary is not provided with the correct TIN, the surrendering stockholder may be subject to a $50 penalty imposed by the IRS. In addition, the stockholder may be subject to backup withholding on all subsequent reportable payments made to such stockholder.

        If the surrendering stockholder is an individual, the TIN is his or her social security number. If the surrendering stockholder is a nonresident alien or a foreign entity not subject to backup withholding, the stockholder must provide to the Depositary the appropriate completed Form W-8 rather than a Substitute Form W-9. These forms may be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions. If the shares are in more than one name or are not in the name of the actual owner, the surrendering stockholder should consult the W-9 Guidelines for information regarding which TIN to report.

        If the surrendering stockholder does not have a TIN or does not know its TIN, the stockholder should write "Applied For" in lieu of its TIN in Part I, sign and date the form and provide it to the Depositary. In addition, such surrendering stockholder also must sign and date the Certificate of Awaiting Taxpayer Identification Number. A surrendering stockholder that does not have a TIN should consult the W-9 Guidelines for instructions on applying for a TIN. Note: Writing "Applied For" in Part I of the Substitute Form W-9 means that the surrendering stockholder has already applied for a TIN or intends to apply for one in the near future. If a surrendering stockholder writes "Applied For" in Part I, backup withholding at the applicable rate will nevertheless apply to all reportable payments made to such stockholder. If such a stockholder furnishes its properly certified TIN to the Depositary within 60 days of the Depositary's receipt of the Substitute Form W-9, however, any amounts so withheld shall be refunded to such stockholder. If, however, the surrendering stockholder has not provided its TIN to the Depositary within such 60-day period, such previously retained amounts will be remitted to the IRS as backup withholding.

        Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in overpayment of taxes, a refund may be obtained provided that the required information is timely furnished to the IRS.

        You should consult your own tax advisor as to the qualifications for exemption from backup withholding and the procedures for obtaining such exemption. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

The Information Agent for the Offer is:

1200 Wall Street West, 3rd Floor
Lyndhurst, NJ 07071
Call Toll-Free: 866-796-7182
Banks and Brokers call: 201-806-7300
Fax: 201-460-0050
Email: reorg@altmangroup.com

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  Exhibit (a)(1)(B)
NOTE: SIGNATURES MUST BE PROVIDED BELOW PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
WIRE INSTRUCTIONS (See Instructions 7 and 8)
IMPORTANT STOCKHOLDER: SIGN HERE (Please Complete Substitute Form W-9 Below)
GUARANTEE OF SIGNATURE(S) (If required, see Instructions 1 and 5) (For use by Eligible Institutions only. Place medallion guarantee in space below)
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
INSTRUCTIONS Forming Part of the Terms and Conditions of the Offer